SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A


              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  October 21, 2002
                       Commission File Number:  0-27958


                             Flanders Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          North Carolina                            13-3368271
-------------------------------                 -------------------
(State or other jurisdiction of                   (IRS Employer
 incorporation or organization)                 Identification No.)


        2399  26th Avenue North
        St. Petersburg, Florida                       33734
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)


             Registrant's Telephone Number, Including Area Code:
                                (727) 822-4411


                                     N/A
            (Former name, former address, and formal fiscal year,
                        if changed since last report)

                            ITEM 5.  OTHER EVENTS


    This report on Form 8-K/A is being filed to include the Exhibits identified in Item 7(c) to the report of Flanders Corporation on Form 8-K dated October 21, 2002.



                             ITEM 7(c).  EXHIBITS



             Exhibit No.                             Description
             ----------                              -----------

              7(c)(1) Loan and Security Agreement, dated October 9, 2002, by and among Fleet Capital Corporation, Flanders
                                        Corporation, Flanders/Precisionaire
                                        Corp., Flanders Filters, Inc.,
                                        Flanders/CSC Corporation, Precisionaire,
                                        Inc., Precisionaire of Utah, Inc., Eco-
                                        Air Products, Inc., Air Seal Filter
                                        Housings, Inc. and Flanders Realty Corp.

              7(c)(2) First Amendment to Loan and Security Agreement, dated October 18, 2002, by and among Flanders Corporation, Flanders/Precisionaire Corp., Flanders
                                        Filters, Inc., Flanders/CSC Corporation,
                                        Precisionaire, Inc., Precisionaire of
                                        Utah, Inc., Eco-Air Products, Inc., Air
                                        Seal Filter Housings, Inc., Flanders
                                        Realty Corp. and Fleet Capital
                                        Corporation

               7(c)(3) Support Agreement and Guaranty dated October 18, 2002, between Fleet Capital Corporation and Robert R. Amerson

               7(c)(4) Support Agreement and Guaranty dated October 18, 2002, between Fleet Capital Corporation and Steven K. Clark

               7(c)(5) Continuing Guaranty Agreement dated October 18, 2002, between Fleet Capital Corporation and Superior Die Cutting, Inc.


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



                                  SIGNATURES


    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November 1, 2002                FLANDERS CORPORATION


                                        By _________________________________
                                           Jeanetta Brown
                                           (Secretary)


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